LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A



COLLECTION PERIOD:                               JULY 1-31, 2005                      PAYMENT DATE:    AUG 15 2005
DETERMINATION DATE:                                 AUG 08 2005                       REPORT BRANCH:   2051
-----------------------------------------------------------------------------------------------------------------------------------

INITIAL DEAL                                        TOTAL           CLASS A-1       CLASS A-2          CLASS A-3        CLASS A-4
-----------------------------------------------------------------------------------------------------------------------------------
Class Percentages                                       100.00%            13.43%           38.00%            28.57%          20.00%
Initial Pool Balance                             303,017,069.52     40,690,863.62   115,146,486.42     86,576,305.58   60,603,413.90
Prefunding                                        46,982,930.48      6,309,136.38    17,853,513.58     13,423,694.42    9,396,586.10
Total Balance                                    350,000,000.00     47,000,000.00   133,000,000.00    100,000,000.00   70,000,000.00
Note Balance Total                               350,000,000.00     47,000,000.00   133,000,000.00    100,000,000.00   70,000,000.00
Number of Contracts                                      16,520
Class Pass Through Rates                                                   3.346%            3.82%             4.08%           4.25%
Servicing Fee Rate                                     1.75000%
Indenture Trustee Fee                                  0.00300%
Custodian Fee                                          0.02000%
Backup Servicer Fee                                    0.02000%
Insurance Premium Fee                                  0.20000%
Demand Note Rate                                       5.25000%
Initial Weighted Average APR                          11.23900%
Initial Weighted Average Monthly Dealer
        Participation Fee Rate                         0.00000%
Initial Weighted Average Adjusted APR
        (net of Monthly Dealer Participation)
         of Remaining Portfolio                       11.23900%
Initial Weighted Average Remaining Term                   64.00
Initial Weighted Average Original Term                    68.00

CURRENT MONTH CERTIFICATE
        BALANCES                                          TOTAL        CLASS A-1         CLASS A-2         CLASS A-3      CLASS A-4
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Prior Month Pool Balance                         292,963,953.06     30,637,747.15   115,146,486.42     86,576,305.58   60,603,413.90
Prefunding Pool Balance                           46,982,930.48      6,309,136.38    17,853,513.58     13,423,694.42    9,396,586.10
Total Pool Balance                               339,946,883.54     36,946,883.53   133,000,000.00    100,000,000.00   70,000,000.00
Total Note Balance                               338,500,299.72     35,500,299.72   133,000,000.00    100,000,000.00   70,000,000.00

EOP:
Number of Current Month Closed Contracts                    400
Number of Reopened Loans                                   0.00
Number of Contracts - EOP                                18,070
Pool Balance  -  EOP                             328,717,195.69     25,717,195.68   133,000,000.00    100,000,000.00   70,000,000.00
Prefunding Pool Balance                                    0.00              0.00             0.00              0.00            0.00
Total Pool Balance  -  EOP                       328,717,195.69     25,717,195.68   133,000,000.00    100,000,000.00   70,000,000.00
Total Note Balance - EOP                         325,655,461.67     22,655,461.67   133,000,000.00    100,000,000.00   70,000,000.00

Class Collateral Pool Factors                        0.93044418        0.48203110       1.00000000        1.00000000      1.00000000

Weighted Average APR of Remaining Portfolio           11.37474%
Weighted Average Monthly Dealer
        Participation Fee Rate                         0.00000%
Weighted Average Adjusted APR (net of Monthly
        Dealer Participation) of Remaining
        Portfolio                                     11.37474%
Weighted Average Remaining Term                           63.50
Weighted Average Original Term                            68.42



                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A



------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                                CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------

Monthly Payments:                   Principal                                                  4,751,419.58
                                    Interest                                                   3,213,231.37
Early Payoffs:                      Principal Collected                                        6,336,680.60
                                    Early Payoff Excess Servicing Compensation                        51.94
                                    Early Payoff Principal Net of Rule of 78s Adj.             6,336,628.66                     391
                                    Interest                                                      68,112.75
Liquidated Receivable:              Principal Collected                                           10,580.20
                                    Liquidated Receivable Excess Servicing Compensation                0.00
                                    Liquidated Receivable Principal Net of Rule of 78s Adj.       10,580.20                       7
                                    Interest                                                         148.56
Purchase Amount:                    Principal                                                     67,020.68                       2
                                    Interest                                                       2,214.62
                                                           Total Principal                    11,165,649.12
                                                           Total Interest                      3,283,707.30
                                                           Total Principal and Interest       14,449,356.42
Recoveries                                                                                        17,564.25
Excess Servicing Compensation                                                                         51.94
Late Fees & Miscellaneous Fees                                                                    47,810.95
Collection Account Customer Cash                                                              14,514,783.56
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                              26,102.07
Prefunding Account Investment Income                                                                   0.00
Mandatory Special Redemption                                                                         349.11
Available Funds                                                                               14,541,234.74




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                                       AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 14,541,234.74
Monthly Dealer Participation Fee                                                  0.00           14,541,234.74           0.00
Prior Unpaid Dealer Participation Fee                                             0.00           14,541,234.74
Servicing Fees:                         Current Month Servicing Fee         427,239.10
                                        Prior Period Unpaid Servicing Fee         0.00
                                        Late Fees & Miscellaneous Fees       47,810.95
                                        Excess Servicing Compensation            51.94
                                                    Total Servicing Fees:   475,101.99           14,066,132.75           0.00
Indenture Trustee Fee                                                           846.25           14,065,286.50           0.00
Custodian Fee                                                                 4,882.73           14,060,403.77           0.00
Backup Servicer Fee                                                           4,882.73           14,055,521.04           0.00
Prior Unpaid Indenture Trustee Fee                                                0.00           14,055,521.04           0.00
Prior Unpaid Custodian Fee                                                        0.00           14,055,521.04           0.00
Prior Unpaid Backup Servicer Fee                                                  0.00           14,055,521.04           0.00



                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                            AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------

Class A-1 Note Interest:                    Current Month                          102,286.22     13,953,234.82          0.00
                                            Prior Carryover Shortfall                    0.00     13,953,234.82
Class A-2 Note Interest:                    Current Month                          423,383.33     13,529,851.49          0.00
                                            Prior Carryover Shortfall                    0.00     13,529,851.49
Class A-3 Note Interest:                    Current Month                          340,000.00     13,189,851.49          0.00
                                            Prior Carryover Shortfall                    0.00     13,189,851.49
Class A-4 Note Interest:                    Current Month                          247,916.67     12,941,934.82          0.00
                                            Prior Carryover Shortfall                    0.00     12,941,934.82
Principal Payment Amount:                   Current Month                        9,783,104.03      3,158,830.79          0.00
                                            Prior Carryover Shortfall                    0.00      3,158,830.79
Certificate Insurer:                        Reimbursement Obligations                    0.00      3,158,830.79          0.00
                                            Premium                                 54,276.00      3,104,554.79          0.00
Demand Note Interest Payment Amount         Current Month                           53,593.70      3,050,961.09          0.00
                                            Prior Carryover Shortfall                    0.00      3,050,961.09          0.00
Demand Note                                 Reimbursement                                0.00      3,050,961.09          0.00
Expenses:                                   Trust Collateral Agent Reimbursement         0.00      3,050,961.09          0.00
                                            Indenture Trustee                            0.00      3,050,961.09          0.00
                                            Backup Servicer                              0.00      3,050,961.09          0.00
                                            Custodian                                    0.00      3,050,961.09          0.00
Distribution to (from) the Spread Account                                        3,050,961.09              0.00




-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                        Balance               Units
  BOP Liquidated Receivable Principal Balance     74,269.82    BOP Cram Down loss Balance                     0.00            0.00
  Current Month Cram Down Loss                         0.00   Current Month Cram Down Loss                    0.00            0.00
  Liquidation Principal Proceeds                  10,580.20
  Principal Loss                                  63,689.62
  Prior Month Cumulative Principal Loss LTD            0.00
  Cumulative Principal Loss LTD                   63,689.62      Cumulative Cram Down Loss                    0.00            0.00




------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        % OF TOTAL POOL
DELINQUENCY STATUS:                     # OF CONTRACTS               AMOUNT                 BALANCE
  Current                                       15,032            281,858,427.66            85.74%
  1-29 Days                                      2,892             45,110,904.00            13.72%
  30-59 Days                                       122              1,460,457.83             0.44%
  60-89 Days                                        24                287,406.20             0.09%
  90-119 Days                                        0                      0.00             0.00%
  120 Days or More                                   0                      0.00             0.00%
                          Total                 18,070            328,717,195.69           100.00%


                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A



-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------

TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                                                  Trigger       Trigger     Event of Default     Event of
                                            Current Month        Threshold       Event          Threshold        Default

Average Delinquency Ratio                         0.37989%           5.25%          No              7.25%             No
Cumulative Default Rate                              0.03%           1.79%          No              2.08%             No
Cumulative Loss Rate                                 0.01%           0.90%          No              1.15%             No





STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:

                                  CERTIFICATE INVENTORY                                            RECOVERY INVENTORY

                                      # OF CONTRACTS     AMOUNT *                                    # OF CONTRACTS    AMOUNT *
Prior Month Inventory                              0         0.00             Prior Month Inventory               0        0.00
Repurchased                                        0         0.00                       Repurchased               0        0.00
Adjusted Prior Month Inventory                     0         0.00    Adjusted Prior Month Inventory               0        0.00
Current Month Repos                               14   257,307.00               Current Month Repos               4   58,933.41
Repos Actually Liquidated                          0         0.00      Repos from Trust Liquidation               0        0.00
Repos Liquidated at 60+ or 150+                    0         0.00         Repos Actually Liquidated               4   58,933.41
Dealer Payoff                                      0         0.00                     Dealer Payoff               0        0.00
Redeemed / Cured                                   1     6,792.02                  Redeemed / Cured               0        0.00
Purchased Repos                                    0         0.00                   Purchased Repos               0        0.00
Current Month Inventory                           13   250,514.98           Current Month Inventory               0        0.00

                                  * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:

                                     # OF CONTRACTS        AMOUNT
Current Month Balance                           7        74,269.82
Cumulative Balance                              7        74,269.82

Current Month Proceeds                                   10,728.76
Cumulative Proceeds                                      10,728.76

Current Month Recoveries                                 17,564.25
Cumulative Recoveries                                    17,564.25

                                              RECEIVABLES LIQUIDATED AT 150 OR
                                              MORE DAYS DELINQUENT, 60 OR MORE
                                              DAYS PAST THE DATE AVAILABLE FOR SALE               CUMULATIVE RECEIVABLES
                                              AND BY ELECTION:                                    LIQUIDATED AT 150+ AND 60+:

                                                             Balance        Units                        Balance            Units
Prior Month                                                      0.00            0                           0.00                0
Current Trust Liquidation Balance                                0.00            0                           0.00                0
Current Monthly Principal Payments                               0.00
Cram Down Loss                                                   0.00
Reopened Loan Due to NSF                                     3,754.86            2
Current Repurchases                                              0.00            0
Current Recovery Sale Proceeds                                   0.00            0
Deficiency Balance of Sold Vehicles                              0.00
EOP                                                          3,754.86            2                           0.00                0



                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A



------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

        SPREAD ACCOUNT RECONCILIATION

                                                                                REQUISITE AMOUNT:                    4,374,995.64
Initial Deposit                                                         3,787,713.37
BOP Balance                                                             3,787,713.37
Subsequent Transfer Required Deposit                                      587,282.27
Remaining Distribution Amount                                           3,050,961.09
Investment Income                                                          10,772.93
Current Month Draw                                                              0.00
EOP Balance Prior to Distribution                                       7,436,729.66

Spread Account Release Amount                                           3,061,734.02

EOP Balance                                                             4,374,995.64

Class A Principal Payment Amount                                        3,061,734.02
Demand Note Supplemental Interest Payment Amount                                0.00
Class R Certificateholder Distribution                                          0.00

     DEMAND NOTE

Demand Note Initial Balance                                            10,605,597.43
Subsequent Transfer                                                     1,644,390.35
Demand Note Amount                                                     12,249,987.78

OVERCOLLATERALIZATION AMOUNT                                            3,061,734.02

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                                 19,686,717.45                            5.99%

REQUIRED TOTAL ENHANCEMENT AMOUNT                                      32,871,719.57                           10.00%

     PREFUNDING ACCOUNT RECONCILIATION

Initial Deposit                                                        46,982,930.48
BOP Balance                                                            46,982,930.48
Subsequent Transfer                                                   (46,982,581.37)
Investment Income Earned                                                   48,038.68
Investment Income Deposited to Note Account                                     0.00
Mandatory Special Redemption                                                 (349.11)

Remaining Prefunding Balance                                                                                48,038.68
Undistributed Investment Income                                                                                  0.00
EOP Balance Before Release to Servicer                                                                      48,038.68
Prefunding Account Balance Released to Servicer                            48,038.68
EOP Balance                                                                    (0.00)



                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A



TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

-----------------------------------------------------------------------------------------------------------------------------------
      CUMULATIVE LOSS:                                                CUMULATIVE GROSS DEFAULT:
-----------------------------------------------------------------------------------------------------------------------------------
         UP TO MONTH       TRIGGER EVENT          EVENT OF DEFAULT    UP TO MONTH          TRIGGER EVENT          EVENT OF DEFAULT

              3                0.90%                    1.15%              3                   1.79%                     2.08%
              6                1.79%                    2.10%              6                   3.58%                     3.81%
              9                2.24%                    2.67%              9                   4.26%                     4.85%
             12                3.58%                    3.81%             12                   6.72%                     6.92%
             15                4.07%                    4.33%             15                   7.74%                     7.87%
             18                4.89%                    5.19%             18                   9.78%                     9.44%
             21                5.33%                    6.06%             21                  10.26%                     11.02%
             24                5.91%                    6.58%             24                  10.74%                     11.96%
             27                6.29%                    7.10%             27                  11.43%                     12.91%
             30                6.86%                    7.61%             30                  12.47%                     13.84%
             33                7.24%                    8.14%             33                  13.16%                     14.79%
             36                7.62%                    8.48%             36                  13.85%                     15.42%
             39                7.81%                    8.65%             39                  14.20%                     15.73%
             42                8.00%                    9.00%             42                  14.54%                     16.36%
             45                8.00%                    9.00%             45                  14.54%                     16.36%
             48                8.00%                    9.00%             48                  14.54%                     16.36%
             51                8.00%                    9.00%             51                  14.54%                     16.36%
             54                8.00%                    9.00%             54                  14.54%                     16.36%
             57                8.00%                    9.00%             57                  14.54%                     16.36%
             60                8.00%                    9.00%             60                  14.54%                     16.36%
             63                8.00%                    9.00%             63                  14.54%                     16.36%
             66                8.00%                    9.00%             66                  14.54%                     16.36%
             69                8.00%                    9.00%             69                  14.54%                     16.36%
             72                8.00%                    9.00%             72                  14.54%                     16.36%




-------------------------------------------------------------------------------
  AVERAGE DELINQUENCY RATIO:
-------------------------------------------------------------------------------
        UP TO MONTH        TRIGGER EVENT          EVENT OF DEFAULT

             12                5.25%                    7.25%
             24                6.25%                    8.25%
             72                7.25%                    9.25%


                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of July 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated June 1, 2005.

/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7